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                                                                   EXHIBIT 10.17


         FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 31, 2002 (this "AMENDMENT") amends the Third Amended and Restated Credit Agreement dated as of October 1, 2002 (the "CREDIT AGREEMENT") among RAYOVAC CORPORATION (the "COMPANY"), VARTA GERATEBATTERIE GmbH (the "SUBSIDIARY BORROWER"), various financial institutions (the "LENDERS") and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"). Capitalized terms but not defined herein have the respective meanings given thereto in the Credit Agreement.

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as set forth below;

     NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. AMENDMENT. Section 9.1(k) of the Credit Agreement is amended by deleting the words "within 90 days after the Effective Date" therein and substituting the words "on or before June 30, 2003" therefor.

     SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective when the Administrative Agent has received counterparts of this Amendment (which may be by facsimile), signed by the Company, the Subsidiary Borrower, the Administrative Agent and the Required Lenders.

     SECTION 3. MISCELLANEOUS.

     3.1 CONTINUING EFFECTIVENESS, ETC. The Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

     3.2 HEADINGS. The headings in this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment.

     3.3 EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     3.4 GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                             [Signatures to Follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                           RAYOVAC CORPORATION


                                           By: /s/ Kent J. Hussey
                                              ----------------------------------
                                           Name: Kent J. Hussey
                                           Title: President and COO


                                           VARTA GERATEBATTERIE GmbH


                                           By: /s/ Remy Burel
                                              ----------------------------------
                                           Name: Remy Burel
                                           Title: CEO


                                           By: /s/ Andreas Rouve
                                              ----------------------------------
                                           Name: Andreas Rouve
                                           Title: CFO

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                                           BANK OF AMERICA, N.A., as
                                           Administrative Agent, and as a Lender


                                           By: /s/ W. Thomas Bennett
                                              ----------------------------------
                                           Name: W. Thomas Bennett
                                           Title: Managing Director